                                                                   EXHIBIT 99.2


         SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY, dated June 28, 2000, by and among Tari Watkins, as Trustee under the Tari M. Watkins Revocable Trust, dated March 27, 1998 ("Trustee"), having an address at 15230 Vali Hai Road, Poway, California 90264, Arthur L. Asch, an individual resident in Sands Point, New York ("A. Asch"), and Michael A. Asch, an individual resident in New York, New York ("M. Asch"). Trustee, A. Asch and M. Asch are holders of record of common stock, $.02 par value ("Shares"), of REXX Environmental Corporation, a New York corporation ("REXX").

         Trustee, A. Asch and M. Asch herewith each agree to vote all the Shares each of them holds of record as of the record date of the first meeting of shareholders of REXX after the date hereof to approve (1) the execution and closing of a Stock Purchase Agreement, dated as of June 10, 1999, between REXX, as seller, and Greg S. Watkins and Daren J. Barone, as buyers, and the consummation of the Contemplated Transactions referred to therein, and (2) any other action of REXX's shareholders which A. Asch and M. Asch may, as shareholders, have obligated themselves to vote in favor of, and Trustee herewith irrevocably constitutes and irrevocably appoints A. Asch and M. Asch, and each of them, as her proxy to, until August 31, 2000, attend said meeting of the shareholders, or any continuations or adjournments thereof, with full power to vote and act for her at said meeting in favor of all such actions to the same extent that she might if she were personally present, giving each of A. Asch and
M. Asch full power of substitution and revocation.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                                        /s/ Tari Watkins
                                                        ------------------------
                                                        TARI WATKINS, as Trustee


                                                        /s/ Arthur L. Asch
                                                        ------------------------
                                                        ARTHUR L. ASCH


                                                        /s/ Michael A. Asch
                                                        ------------------------
                                                        MICHAEL A. ASCH

         SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY, dated June 28, 2000, by and among Hilltop Investment Co. ("Hilltop"), Arthur L. Asch, an individual resident in Sands Point, New York ("A. Asch"), and Michael A. Asch, an individual resident in New York, New York ("M. Asch"). Hilltop, A. Asch and M. Asch are holders of record of common stock, $.02 par value ("Shares"), of REXX Environmental Corporation, a New York corporation ("REXX").

         Hilltop, A. Asch and M. Asch herewith each agree to vote all the Shares each of them holds of record as of the record date of the first meeting of shareholders of REXX after the date hereof to approve (1) the execution and closing of a Stock Purchase Agreement, dated as of June 10, 1999, between REXX, as seller, and Greg S. Watkins and Daren J. Barone, as buyers, and the consummation of the Contemplated Transactions referred to therein, and (2) any other action of REXX's shareholders which A. Asch and M. Asch may, as shareholders, have obligated themselves to vote in favor of, and Hilltop herewith irrevocably constitutes and irrevocably appoints A. Asch and M. Asch, and each of them, as its proxy to, until August 31, 2000, attend said meeting of the shareholders, or any continuations or adjournments thereof, with full power to vote and act for it at said meeting in favor of all such actions to the same extent that it might if it were personally present, giving each of A. Asch and
M. Asch full power of substitution and revocation.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.


                                                          HILLTOP INVESTMENT CO.


                                                        /s/ Daren J. Barone
                                                        ------------------------
                                                        By: Daren J. Barone


                                                        /s/ Arthur L. Asch
                                                        ------------------------
                                                        ARTHUR L. ASCH


                                                        /s/ Michael A. Asch
                                                        ------------------------
                                                        MICHAEL A. ASCH

         SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY, dated June 28, 2000, by and among Greg S. Watkins, an individual resident in San Diego, California as Trustee of the Gregory S. Watkins Revocable Trust UDT dated March 27, 1998 ("Watkins"), Arthur L. Asch, an individual resident in Sands Point, New York ("A. Asch"), and Michael A. Asch, an individual resident in New York, New York ("M. Asch"). Watkins, A. Asch and M. Asch are holders of record of common stock, $.02 par value ("Shares"), of REXX Environmental Corporation, a New York corporation ("REXX").

         Watkins, A. Asch and M. Asch herewith each agree to vote all the Shares he holds of record as of the record date of the first meeting of shareholders of REXX after the date hereof to approve (1) the execution and closing of a Stock Purchase Agreement, dated as of June 10, 1999, between REXX, as seller, and Greg
S. Watkins and Daren J. Barone, as buyers, and the consummation of the Contemplated Transactions referred to therein, and (2) any other action of REXX's shareholders which A. Asch and M. Asch may, as shareholders, have obligated themselves to vote in favor of, and Watkins herewith irrevocably constitutes and irrevocably appoints A. Asch and M. Asch, and each of them, as his proxy to, until August 31, 2000, attend said meeting of the shareholders, or any continuations or adjournments thereof, with full power to vote and act for him at said meeting in favor of all such actions to the same extent that he might if he were personally present, giving each of A. Asch and M. Asch full power of substitution and revocation.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                                        /s/ Greg S. Watkins
                                                        ------------------------
                                                        GREG S. WATKINS


                                                        /s/ Arthur L. Asch
                                                        ------------------------
                                                        ARTHUR L. ASCH


                                                        /s/ Michael A. Asch
                                                        ------------------------
                                                        MICHAEL A. ASCH

         SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY, dated June 28, 2000, by and among Greg S. Watkins, an individual resident in San Diego, California ("Watkins"), Arthur L. Asch, an individual resident in Sands Point, New York ("A. Asch"), and Michael A. Asch, an individual resident in New York, New York ("M. Asch"). Watkins, A. Asch and M. Asch are holders of record of common stock, $.02 par value ("Shares"), of REXX Environmental Corporation, a New York corporation ("REXX").

         Watkins, A. Asch and M. Asch herewith each agree to vote all the Shares he holds of record as of the record date of the first meeting of shareholders of REXX after the date hereof to approve (1) the execution and closing of a Stock Purchase Agreement, dated as of June 10, 1999, between REXX, as seller, and Greg
S. Watkins and Daren J. Barone, as buyers, and the consummation of the Contemplated Transactions referred to therein, and (2) any other action of REXX's shareholders which A. Asch and M. Asch may, as shareholders, have obligated themselves to vote in favor of, and Watkins herewith irrevocably constitutes and irrevocably appoints A. Asch and M. Asch, and each of them, as his proxy to, until August 31, 2000, attend said meeting of the shareholders, or any continuations or adjournments thereof, with full power to vote and act for him at said meeting in favor of all such actions to the same extent that he might if he were personally present, giving each of A. Asch and M. Asch full power of substitution and revocation.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                                        /s/ Greg S. Watkins
                                                        ------------------------
                                                        GREG S. WATKINS


                                                        /s/ Arthur L. Asch
                                                        ------------------------
                                                        ARTHUR L. ASCH


                                                        /s/ Michael A. Asch
                                                        ------------------------
                                                        MICHAEL A. ASCH